Exhibit 4.1

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out i n full according to applicable laws or regulations. TEN COM -as tenants in common UNIF GIFT MIN ACT Custodian TEN ENT -as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with the right of Act Survivorship and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE: (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with jill! power of substitution in the premises. Dated X Til E SIGNATURE TO TillS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON TH E FACE OF TillS CERTIFICATE. Til E SIG NATURE($) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITU TION ( Blnks Swck bn>k<rs. Savings and Loan Associations and Cred it Unions). SIGNATURE GUARANTEED: TRANSFER FEE WILL APPLY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out i n full according to applicable laws or regulations. TEN COM as tenants in common UNIF GIFT MIN ACT Custodian TEN ENT -as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with the right of Act Survivorship and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE: (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with jill! power of substitution in the premises. Dated X Til E SIGNATURE TO TillS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON TH E FACE OF TillS CERTIFICATE. Til E SIG NATURE($) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITU TION ( Blnks Swck bn>k<rs. Savings and Loan Associations and Cred it Unions). SIGNATURE GUARANTEED: TRANSFER FEE WILL APPLY